Exhibit 10.1
INCREMENTAL ASSUMPTION AGREEMENT
INCREMENTAL ASSUMPTION AGREEMENT (this “Agreement”) dated as of November 2, 2016 relating to the Third Amended and Restated First Lien Credit Agreement dated as of August 21, 2013 (as further amended, restated, supplemented, waived or otherwise modified from time to time, the “Credit Agreement”) among CHASE ACQUISITION I, INC., RBS GLOBAL, INC. (“RBS Global”), REXNORD LLC (“Rexnord” and, together with RBS Global, the “Borrowers”), the Lenders party thereto from time to time, the Issuing Banks party thereto from time to time and CREDIT SUISSE AG, as Administrative Agent (in such capacity, the “Administrative Agent”).
RECITALS:
WHEREAS, the Borrowers intend to extend the maturity of the Revolving Facility and make certain other amendments to the Revolving Facility as set forth herein (the “Amend & Extend”);
WHEREAS, to implement the Amend & Extend, the Borrowers have, by notice to the Administrative Agent dated as of October 25, 2016, delivered pursuant to Section 2.21(l) of the Credit Agreement (the “Notice”) (a copy of which notice is attached as Exhibit A hereto), requested Replacement Revolving Facility Commitments in an aggregate principal amount of $265,000,000 to replace in full the Revolving Facility Commitments existing on the 2016 Revolver Refinancing Effective Date (as defined below) (immediately prior to the effectiveness of this Agreement) (such existing Revolving Facility Commitments, the “Existing Revolving Facility Commitments”);
WHEREAS, each institution listed on Schedule I hereto (the “Replacement Revolving Facility Lenders”) has agreed, on the terms and conditions set forth herein and in the Credit Agreement, to provide the amount of the Replacement Revolving Facility Commitments set forth opposite its name under the heading “Replacement Revolving Facility Commitment” on Schedule I hereto (the “Replacement Revolving Facility Commitment”).
NOW, THEREFORE, the parties hereto therefore agree as follows:
SECTION 1. Defined Terms; References. Capitalized terms used in this Agreement and not otherwise defined herein have the respective meanings assigned thereto in the Credit Agreement. The rules of construction specified in Section 1.02 of the Credit Agreement also apply to this Agreement. Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Credit Agreement, and each reference to the “Credit Agreement”, “thereof”, “thereunder”, “therein” and “thereby” and each other similar reference to the Credit Agreement shall in each case, after this Agreement becomes effective, refer to the Credit Agreement as amended hereby.

SECTION 2. Revolving Facility Refinancing

(a)    Subject to the terms and conditions set forth herein, each Replacement Revolving Facility Lender severally agrees to make Replacement Revolving Facility Commitments available to the Borrower from the 2016 Revolver Refinancing Effective Date in an amount equal to the amount set forth opposite its name on Schedule I hereto. On the 2016 Revolver Refinancing Effective Date, the Existing Revolving Facility Commitments will be terminated and replaced with the Replacement Revolving Facility Commitments of the Replacement Revolving Facility Lenders as set forth on Schedule I hereto.

(b)    All Letters of Credit outstanding under the Credit Agreement on the 2016 Revolver Refinancing Effective Date shall remain outstanding under the Credit Agreement. Each Replacement Revolving Facility Lender’s risk participation in each such Letter of Credit shall be determined in accordance with such Replacement Revolving Facility Lender’s Revolving Facility Percentage, as provided in Section 2.05(d) of the Credit Agreement, as if such Letter of Credit had been issued on the 2016 Revolver Refinancing Effective Date immediately after giving effect to paragraph (a) above. For the avoidance of doubt, each Issuing Lender acting in such capacity immediately prior to the effectiveness of this Agreement shall continue to act in such capacity immediately following the effectiveness hereof.

(c)    Each Replacement Revolving Facility Lender and the Administrative Agent acknowledge that all notice requirements set forth in the Credit Agreement with respect to the refinancing contemplated by this Agreement have been satisfied.

(d)    With effect from the 2016 Revolver Refinancing Effective Date, each Replacement Revolving Facility Lender shall be a “Revolving Facility Lender”, the Replacement Revolving Facility Commitments shall be “Revolving Facility Commitments” and the loans under such Replacement Revolving Facility Commitments shall be “Revolving Facility Loans” and “Initial Revolving Loans”, in each case for all purposes under the Credit Agreement.

SECTION 3. Amendments to Credit Agreement

(a)    Section 1.01 of the Credit Agreement is hereby amended by adding the following definition in appropriate alphabetical order:

“2016 Revolver Refinancing Effective Date” means November 2, 2016.
(b)    The definition of “Initial Revolving Loans” is amended by replacing each reference therein to the “Third Restatement Effective Date” with a reference to the “2016 Revolver Refinancing Effective Date”.

(c)    The definition of “Pricing Grid” is amended to (i) delete the reference in the last sentence therein to “Section 6.11” and replace it with a reference to “the definition of ‘Test Period’” and (ii) replace the grid set forth in paragraph (a) thereof with the grid set forth below:

Pricing Grid for Revolving Facility Loans and Applicable Commitment Fee
Net First Lien Leverage Ratio	Applicable Margin for ABR Loans	Applicable Margin for Eurocurrency Loans	Applicable Commitment Fee
Greater than or equal to 1.5 to 1.0	2.00%	3.00%	0.50%
Less than 1.5 to 1.0	1.75%	2.75%	0.375%

(d)    The reference to “Third Restatement Effective Date” shall be replaced with “2016 Revolver Refinancing Effective Date” in the definitions of “Availability Period” and “Initial Revolving Loan”.

(e)    The definition of “Letter of Credit Sublimit” is amended by deleting “$80,000,000” and replacing it with “$60,000,000”.

(f)    The definition of “Test Period” is amended by inserting the text “and with respect to the definition of ‘Pricing Grid’” immediately following the text “(a) with respect to Section 6.11” appearing therein.

(g)    The following definition is amended and restated in its entirety to as set forth below:

“Revolving Facility Maturity Date” shall mean, as the context may require, (a) with respect to the Revolving Facility in effect on the 2016 Revolver Refinancing Effective Date, March 15, 2019 and (b) with respect to any other Classes of Revolving Facility Commitments, the maturity dates specified therefor in the applicable Incremental Assumption Agreement.
(h)    Section 6.11 of the Credit Agreement is hereby amended and restated in its entirety to as set forth below:

Section 6.11. Total Net Leverage Ratio. With respect to the Revolving Facility only, permit the Total Net Leverage Ratio as of the last day of any fiscal quarter to exceed 6.75 to 1.00.
SECTION 4. Representations of the Borrowers. The Borrowers represent and warrant that:

(a)    the representations and warranties set forth in the Loan Documents are true and correct in all material respects on and as of the 2016 Revolver Refinancing Effective Date (except to the extent such representation and warranty is already qualified by materiality, in which case, such representation and warranty shall be true and correct in all respects) with the same effect as if then made (except to the extent stated to relate to a specific earlier date, in which case, such representation and warranty shall be true and correct in all material respects as of such earlier date (except to the extent such representation and warranty is already qualified by materiality, in which case such representation and warranty shall be true and correct in all respects as of such earlier date)); and

(b)    no Event of Default or Default was continuing on and as of the 2016 Revolver Refinancing Effective Date after giving effect hereto and to the extension of credit requested to be made on the 2016 Revolver Refinancing Effective Date.

SECTION 5. Conditions. This Agreement shall become effective as of the first date (the “2016 Revolver Refinancing Effective Date”) when each of the following conditions shall have been satisfied:

(a)    the Administrative Agent shall have received from each Loan Party, the Replacement Revolving Facility Lenders and the Administrative Agent (i) a counterpart of this Agreement signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include facsimile or electronic transmission of a signed signature page of this Agreement) that such party has signed a counterpart of this Agreement;

(b)    the Administrative Agent shall have received a certificate, dated the 2016 Revolver Refinancing Effective Date and executed by a Responsible Officer of the Borrowers, confirming the accuracy of the representations and warranties set forth in Section 4 above;

(c)    the Administrative Agent shall have received, on behalf of itself and the Replacement Revolving Facility Lenders, a favorable written opinion from each of (i) Quarles & Brady LLP, special counsel for the Loan Parties and (ii) Morgan, Lewis & Bockius, LLP, New York counsel for the Loan Parties, in each case (A) dated the date hereof, (B) addressed to the Administrative Agent and the Replacement Revolving Facility Lenders and (C) in form and substance reasonably satisfactory to the Administrative Agent and covering such other matters relating to this Agreement as the Administrative Agent shall reasonably request;

(d)    the Administrative Agent shall have received board resolutions and other customary closing certificates and documentation consistent with those delivered on the Third Amendment Effective Date and such additional customary documents and filings as the Administrative Agent may reasonably require to assure that the Replacement Revolving Facility Loans contemplated hereby are secured by the Collateral ratably with the existing Revolving Facility Loans;

(e)    each Replacement Revolving Facility Lender shall have received a non-refundable consent fee equal to 0.75% of the aggregate principal amount of such Lender’s Replacement Revolving Facility Commitment;

(f)    all principal, interest and fees outstanding on the 2016 Revolver Refinancing Effective Date shall have been paid in full to the Administrative Agent for the account of the existing Revolving Facility Lenders; and

(g)    all reasonable and documented out-of-pocket fees and expenses (including reasonable fees, charges and disbursements of Davis Polk & Wardwell LLP) owing by the Borrowers to the Administrative Agent and invoiced prior to the date hereof shall have been paid in full.

SECTION 6. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

SECTION 7. Confirmation of Guaranties and Security Interests. (a) By signing this Agreement, each Loan Party hereby confirms that (i) the obligations of the Loan Parties under the Credit Agreement as modified hereby (including with respect to the Replacement Revolving Facility Commitments and loans and participations thereunder) and the other Loan Documents (x) are entitled to the benefits of the guarantees and the security interests set forth or created in the Collateral Agreement and the other Loan Documents and (y) constitute Obligations and (ii) notwithstanding the effectiveness of the terms hereof, the Collateral Agreement and the other Loan Documents are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects. Each Loan Party ratifies and confirms that all Liens granted, conveyed, or assigned to any Agent by such Person pursuant to each Loan Document to which it is a party remain in full force and effect, are not released or reduced, and continue to secure full payment and performance of the Obligations as increased hereby.

(b)    By signing this Agreement, each Replacement Revolving Facility Lender hereby confirms that the Administrative Agent may, pursuant to Section 5.10(g) of the Credit Agreement, waive the Collateral and Guarantee Requirement and the other provisions of Section 5.10 of the Credit Agreement and the other Loan Documents, in each case solely with respect to the Real Property located at 3001 West Canal Street, Milwaukee, Wisconsin.

SECTION 8. Further Assurances. The Borrowers agree to deliver to the Administrative Agent within sixty (60) days of the 2016 Revolver Refinancing Effective Date each of the following: (i) a title endorsement for the property located at 7601 Rockville Road, Indianapolis, Indiana and (ii) as to each other Mortgaged Property listed on Schedule II, to provide Mortgage modifications/lien confirmations and title searches.

SECTION 9. Release of Mortgaged Property. Pursuant to Section 5.10(g) of the Credit Agreement, solely as to the Obligations in respect of the Revolving Facility and all other Obligations owed to the Revolving Facility Lenders (the “Revolving Obligations”), the Administrative Agent releases the mortgage lien on the property identified on Schedule 1.01B to the Credit Agreement as 3001 West Canal Street, Milwaukee, Wisconsin. In furtherance of the foregoing, Rexnord Industries, LLC and the Administrative Agent shall execute and deliver a modification effective as of the date hereof to the First Lien Mortgage, Security Agreement, Assignment of Rents and Leases and Fixture Filing, dated as of July 21, 2006, recorded on August 7, 2006 as Document No. 0847060 in the Milwaukee County Register’s Office, Milwaukee, Wisconsin, as amended, evidencing the amendment to the obligations secured by such mortgage and such mortgage shall continue unaffected to secured all Obligations (other than the Revolving Obligations).

SECTION 10. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

SECTION 11. Miscellaneous. This Agreement shall constitute a Loan Document for all purposes of the Credit Agreement. The Borrowers shall pay all reasonable fees, costs and expenses of the Administrative Agent incurred in connection with the negotiation, preparation and execution of this Agreement and the transactions contemplated hereby.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

CAMBRIDGE INTERNATIONAL, INC.
CHASE ACQUISITION I, INC.
REXNORD LLC
REXNORD INDUSTRIES, LLC
PT COMPONENTS, INC.
RBS ACQUISITION CORPORATION
RBS CHINA HOLDINGS, L.L.C.
RBS GLOBAL, INC.
REXNORD INTERNATIONAL INC.
THE FALK SERVICE CORPORATION
PRAGER INCORPORATED
REXNORD-ZURN HOLDINGS, INC.
KRIKLES, INC.
OEI, INC.
OEP, INC.
ZURCO, INC.
ZURN INTERNATIONAL, INC.
ZURN INDUSTRIES, LLC
ZURN PEX, INC.
GA INDUSTRIES HOLDINGS, LLC
CLINE ACQUISITION CORP.
VAG USA, LLC
MERIT GEAR LLC
PRECISION GEAR LLC
GREEN TURTLE AMERICAS LTD.

By:	/S/ Patricia M. Whaley

	Name:	Patricia M. Whaley
	Title:	Vice President, General Counsel and Secretary of each of the above-named entities

Administrative Agent

CREDIT SUISSE AG, CAYMAN ISLANDS
BRANCH, as Administrative Agent

By:	/S/ Robert Hetu

	Name:	Robert Hetu
	Title:	Authorized Signatory

By:	/S/ Warren Van Heyst

	Name:	Warren Van Heyst
	Title:	Authorized Signatory

CREDIT SUISSE AG, CAYMAN ISLANDS
BRANCH, as a Replacement Revolving Facility Lender

By:	/S/ Robert Hetu

	Name:	Robert Hetu
	Title:	Authorized Signatory

By:	/S/ Warren Van Heyst

	Name:	Warren Van Heyst
	Title:	Authorized Signatory

Deutsche Bank AG New York Branch, as a
Replacement Revolving Facility Lender

By:	/S/ Benjamin Souh

	Name:	Benjamin Souh
	Title:	Vice President

By:	/S/ Marcus M. Tarkington

	Name:	Marcus M. Tarkington
	Title:	Director

BMO HARRIS BANK N.A., as a
Replacement Revolving Facility Lender

By:	/S/ Ronald J. Carey

	Name:	Ronald J. Carey
	Title:	Senior Vice President

CITIBANK, N.A., as a Replacement Revolving
Facility Lender

By:	/S/ Brian Reed

	Name:	Brian Reed
	Title:	Vice President

Barclays Bank Plc, as a Replacement Revolving
Facility Lender

By:	/S/ May Huang

	Name:	May Huang
	Title:	Assistant Vice President

GOLDMAN SACHS LENDING PARTNERS LLC,
as a Replacement Revolving Facility Lender

By:	/S/ Ryan Durkin

	Name:	Ryan Durkin
	Title:	Authorized Signatory

Mizuho Bank, Ltd.,
as a Replacement Revolving Facility Lender

By:	/S/ James R. Fayen

	Name:	James R. Fayen
	Title:	Managing Director

SunTrust Bank, as a Replacement Revolving
Facility Lender

By:	/S/ Thomas F. Parrott

	Name:	Thomas F. Parrott
	Title:	Managing Director

Schedule I
REPLACEMENT REVOLVING FACILITY COMMITMENTS

Replacement Revolving Facility Lender	Replacement Revolving Facility Commitment
Credit Suisse AG	$46,500,000
Deutsche Bank AG New York Branch	$46,500,000
BMO Harris Bank N.A.	$46,500,000
Citibank N.A.	$46,500,000
Barclays Bank PLC	$23,000,000
Goldman Sachs Lending Partners LLC	$23,000,000
Mizuho Bank, Ltd	$23,000,000
SunTrust Bank	$10,000,000
TOTAL	$265,000,000

Schedule II
FURTHER ASSURANCES
1.    2400 Curtiss Street & 2324 Curtiss Street, Downers Grove, Illinois
2.    7601 Rockville Road, Indianapolis, Indiana
3.    1272 Dakota Drive, Grafton, Wisconsin
4.    4701 West Greenfield Avenue, Milwaukee, Wisconsin
5.    1747 Commerce Way, Paso Robles, California
6.    5900 Elwin Buchanan Drive, Sanford, North Carolina
7.    116 State Highway 11 East, Commerce, Texas
8.    2121 Interstate 20, Abilene, Texas
9.    46 Mill Street, Orange, Massachusetts

EXHIBIT A
Notice Requesting Replacement Revolving Facility Commitments
[SEE ATTACHED]

NOTICE REQUESTING REPLACEMENT REVOLVING FACILITY COMMITMENTS
Date:    October 25, 2016

To:
Credit Suisse AG, as administrative agent (in such capacity, the “Administrative Agent”) under that certain Third Amended and Restated First Lien Credit Agreement dated as of August 21, 2013 (as amended, restated, supplemented, waived or otherwise modified from time to time, the “Credit Agreement”) among Chase Acquisition I, Inc., RBS Global, Inc. (“RBS Global”), Rexnord LLC (“Rexnord” and, together with RBS Global, the “Borrowers”), the Lenders party thereto from time to time as lenders and agents, the Issuing Lenders party thereto from time to time and the Administrative Agent.

Ladies and Gentlemen:
Reference is made to the above-described Credit Agreement. Terms defined in the Credit Agreement, wherever used herein, unless otherwise defined herein, shall have the same meanings herein as are prescribed by the Credit Agreement. The Borrowers hereby request Replacement Revolving Facility Commitments in an amount set forth below to be made available under the Credit Agreement from the Replacement Revolving Facility Effective Date specified below.

1.	Amount of Replacement Revolving Facility Commitments being requested:	$265,000,000

2.	Date on which such Replacement Revolving Facility Commitments are requested to become effective (the “Replacement Revolving Facility Effective Date”):	October 31, 2016

The Borrowers hereby further request that the Replacement Revolving Facility Commitments requested hereby be a Revolving Facility Commitment for all purposes under the Credit Agreement from and after the Replacement Revolving Facility Effective Date.
This Notice requesting Replacement Revolving Facility Commitments does not create an obligation on the part of the Borrowers to consummate any Replacement Revolving Loan.
[Signature page follows]

This Notice requesting Replacement Revolving Facility Commitments is issued pursuant to and is subject to the Credit Agreement and is executed as of the date set forth above.

RBS GLOBAL, INC.
REXNORD LLC

By:	/S/ Mark W. Peterson

	Name:	Mark W. Peterson
	Title:	Senior Vice-President and Chief Financial Officer of each above-named entity